Exhibit 99.1

          Innodata Isogen Reports Third Quarter 2005 Results

    NEW YORK--(BUSINESS WIRE)--Nov. 10, 2005--INNODATA ISOGEN, INC. (NASDAQ: INOD), a leading provider of content supply chain solutions, today reported a net loss of $875,000, or $.04 per diluted share, for the third quarter of 2005, versus net income of $3,103,000, or $0.13 per diluted share, for the third quarter of 2004.
    In the first nine months of 2005, the company lost $1,093,000, or $0.05 per diluted share. Over the same period in 2004, the company earned $6,760,000, or $0.28 per diluted share.
    Revenues were $9,647,000 in the third quarter of 2005, down from revenues of $15,927,000 in the third quarter of 2004; and revenues were $30,947,000 for the nine months ending September 30, 2005, down from $40,438,000 for the same period last year.
    Innodata Isogen's cash and equivalents were approximately $21.4 million at September 30, 2005 and the company carries virtually no debt.
    "While revenues were higher than we initially anticipated, these results are neither acceptable to me nor my management team," said Jack Abuhoff, chairman and CEO of Innodata Isogen. "It's clear to me that there is no shortage of opportunity in our core markets. That's why we are investing in the talent, tools and capabilities - especially in the areas of sales, marketing, product development and solutions engineering - that we need to drive growth.
    "I believe very strongly that we're making the right moves to realize better performance. And I'm much encouraged by what I see."
    Abuhoff said he anticipates that the company's revenues will improve meaningfully next quarter on a sequential basis and that he expects to see continued improvements into 2006.

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an investor conference call, including a question & answer period, at 11:00 AM ET today. Interested parties can participate in this call by dialing the following call-in numbers:

    1-800-811-8824 (Domestic)

    1-913-981-4903 (International)

    Replays will also be made available at:

    1-888-203-1112 (Domestic Replay)

    1-719-457-0820 (International Replay)

    (Pass code on Replay only: 4836798)

    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in a listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (www.innodata-isogen.com) provides business and technology services that help organizations create, manage and distribute information more effectively and economically. We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "indicate," "point to" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.
    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of our clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that we acquire, changes in our business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risks and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission.
    Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.


                INNODATA ISOGEN, INC., AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                              (Unaudited)

                              Three Months Ended   Nine Months Ended
                              ------------------   -----------------
                                September 30,        September 30,
                                -------------        -------------

                                2005      2004      2005      2004
                                ----      ----      ----      ----

REVENUES                        $9,647   $15,927   $30,947   $40,438
                              --------- --------- --------- ---------

OPERATING COSTS AND EXPENSES:
 Direct operating expenses       7,272     8,847    22,972    24,481
 Selling and administrative
  expenses                       3,677     2,847     9,767     7,514
 Bad debt recovery - net             -         -         -      (963)
 Interest income - net            (114)      (14)     (309)      (13)
                              --------- --------- --------- ---------

     Total                      10,835    11,680    32,430    31,019
                              --------- --------- --------- ---------
(LOSS) INCOME BEFORE (BENEFIT
 FROM)
  PROVISION FOR INCOME TAXES    (1,188)    4,247    (1,483)    9,419

(BENEFIT FROM) PROVISION FOR
 INCOME TAXES                     (313)    1,144      (390)    2,659
                              --------- --------- --------- ---------
NET (LOSS) INCOME                $(875)   $3,103   $(1,093)   $6,760
                              ========= ========= ========= =========

BASIC (LOSS) INCOME PER SHARE    $(.04)     $.14     $(.05)     $.30
                              ========= ========= ========= =========
WEIGHTED AVERAGE SHARES
 OUTSTANDING                    23,165    22,429    22,922    22,176
                              ========= ========= ========= =========

DILUTED (LOSS) INCOME PER
 SHARE                           $(.04)     $.13     $(.05)     $.28
                              ========= ========= ========= =========
DILUTIVE SHARES OUTSTANDING     23,165    24,659    22,922    24,541
                              ========= ========= ========= =========

                INNODATA ISOGEN, INC., AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                               September 30,         December 31,
                                   2005                 2004
                                   ----                 ----
                                 Unaudited           From audited
                                                 financial statements
ASSETS:

CURRENT ASSETS
 Cash and equivalents             $21,380              $20,663
 Accounts receivable-net            5,208                8,019
 Prepaid expenses and other
  current assets                    2,997                1,757
 Deferred income taxes                307                  645
                                  -------              -------

       Total current assets        29,892               31,084

PROPERTY AND EQUIPMENT - NET        4,555                4,559

OTHER ASSETS                        1,752                  893

GOODWILL                              675                  675
                                  -------              -------

TOTAL                             $36,874              $37,211
                                  =======              =======


LIABILITIES AND STOCKHOLDERS'
 EQUITY:

CURRENT LIABILITIES
 Accounts payable and accrued
  expenses                         $2,900               $3,412
 Accrued salaries, wages and
  related benefits                  3,421                3,979
 Income and other taxes             1,089                1,304
 Current portion of long-term
  obligations                         702                  180
                                  -------              -------

       Total current
        liabilities                 8,112                8,875

DEFERRED INCOME TAXES               1,480                1,449

LONG-TERM OBLIGATIONS                 686                  150

STOCKHOLDERS' EQUITY               26,596               26,737
                                  -------              -------

TOTAL                             $36,874              $37,211
                                  =======              =======



    CONTACT: Innodata Isogen, Inc.
             Al Girardi, 201-488-1200, ext. 5392
             agirardi@innodata-isogen.com